UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 30, 2004

VESTIN GROUP, INC.

(Exact name of registrant as specified in charter)

Delaware	000-24803	52-2102142

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 El Camino Avenue, Suite 206
Las Vegas, Nevada	89102

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (702) 227-0965

(Former name or former address, if changed since last report.)

ITEM 7.	Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release of Registrant, dated July 30, 2004, reporting the Registrant’s financial results for the second quarter ended June 30, 2004 (furnished and not filed herewith solely pursuant to Item 12).

ITEM 12.	Results of Operations and Financial Condition.

     On July 30, 2004, Vestin Group, Inc. (the “Registrant”) reported its financial results for the second quarter ended June 30, 2004. A copy of the press release issued by the Registrant on July 30, 2004 concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

     In accordance with General Instruction B.6 of Form 8-K, the information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, unless the Registrant specifically incorporates the foregoing information into those documents by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Vestin Group, Inc., a Delaware corporation
Date: July 30, 2004	By:	/s/ LANCE K. BRADFORD
Lance K. Bradford
Chief Financial Officer

Exhibit Index

Exhibit Number	Description of Exhibit
99.1	Press Release of Registrant, dated July 30, 2004, reporting the Registrant’s financial results for the second quarter ended June 30, 2004 (furnished and not filed herewith solely pursuant to Item 12).